                                                                       Exhibit 1
                                                                       ---------

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons listed below on behalf of each of them of a Statement on Schedule 13D (including any amendments thereto) with respect to the common stock, par value $0.01 per share, of Wyndham International, Inc., a Delaware corporation. The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such Schedule 13D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this agreement as of the 12th day of July, 1999.

                              GUAYACAN PRIVATE EQUITY FUND, L.P.

                              By: Advent-Morro Equity Partners, Inc., its
                                  General Partner


                              By:     /s/ Cyril L. Meduna
                                 -------------------------------------------
                                 Name: Cyril L. Meduna
                                 Title: President


                              ADVENT-MORRO EQUITY PARTNERS, INC.

                              By:     /s/ Cyril L. Meduna
                                 -------------------------------------------
                                 Name: Cyril L. Meduna
                                 Title: President


                              VENTURE MANAGEMENT, INC.

                              By:     /s/ Cyril L. Meduna
                                 -------------------------------------------
                                 Name: Cyril L. Meduna
                                 Title: President


                                      /s/ Cyril L. Meduna
                                 -------------------------------------------
                                 Cyril L. Meduna